UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    June 13, 2007

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 Crews Road, Suite J Matthews, North Carolina	28106

(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 13, 2007, PokerTek, Inc. issued a press release announcing the Heads-Up Challenge™, an innovative new heads-up poker table that enables two players to compete against each other in a game of Texas Hold’em poker for entertainment purposes. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated June 13, 2007, announcing the Heads-Up Challenge™.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2007	POKERTEK, INC.

	By:	/s/ Christopher Daniels
Christopher Daniels, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated June 13, 2007, announcing the Heads-Up Challenge™.